                                                                    EXHIBIT 10.9

               AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
               --------------------------------------------------

          This AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (as further amended from time to time, this "Guaranty"), dated as of June 26, 2003, but effective as of the Effective Date, made by CONCORD CORPORATE SERVICES, INC. (formerly known as Electronic Payment Services, Inc.), a Delaware corporation, STAR SYSTEMS, LLC, a Delaware limited liability company and the other entities that are signatories hereto as a "Guarantor" (together with each Additional Guarantor becoming a party hereto, being herein collectively referred to as the "Guarantors") in favor of (i) SUNTRUST BANK, a Georgia banking corporation (the "Agent"), in its capacity as agent for the financial institutions parties to the Master Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided herein (the "Lenders"), (ii) the Lenders and (iii) SUNTRUST EQUITY FUNDING, LLC, a Delaware limited liability company (the "Lessor"; the Lenders, the Agent and the Lessor being collectively referred to herein as the "Guaranteed Parties");

                                   WITNESSETH:
                                   ----------

          WHEREAS, Concord EFS, Inc., a Delaware corporation ("Concord"), certain subsidiaries of Concord that were parties thereto, as Lessees, the Guarantors, Atlantic Financial Group, Ltd. ("AFG"), the Lenders and the Agent have entered into that certain Master Agreement dated as of July 12, 2002 (as amended prior to the date hereof, the "2002 Master Agreement"), pursuant to which the Guarantors executed and delivered that certain Subsidiary Guaranty Agreement, dated as of July 12, 2002 (the "Original Subsidiary Guaranty");

          WHEREAS, AFG has transferred its interests in the property acquired pursuant to the 2002 Master Agreement to Atlantic Equity partners, Ltd, who in turn has merged into the Lessor, and in connection therewith the 2002 Master Agreement has been amended and restated pursuant to the Amended and Restated Master Agreement as of June 26, 2003 (as the same may hereafter be further amended, restated, supplemented or otherwise modified from time to time, and including all schedules, riders, and supplements thereto, the "Master Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) among Concord, the Lessees, the Guarantors, the Lessor, the Lenders and the Agent;

          WHEREAS, it is a condition precedent to the effectiveness of the Master Agreement that the Guarantors execute and deliver this amendment and restatement of the Original Subsidiary Guaranty;

          WHEREAS, Concord owns, directly or indirectly, all or a majority of the outstanding capital stock of each of the Guarantors;

          WHEREAS, Concord and Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with Concord providing certain centralized financial, accounting and management services to each of the Guarantors;

          WHEREAS, consummation of the transactions pursuant to the Master Agreement will enhance the overall financial strength and stability of Concord's entire corporate group, including the Guarantors;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Funding Parties to enter into and perform their obligations under the Master Agreement and the other Operative Documents, the Guarantors hereby amend and restate the Original Subsidiary Guaranty in its entirety and jointly and severally agree as follows:

          SECTION 1. Guaranty. The Guarantors hereby jointly and severally, irrevocably and unconditionally, guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations owing by Concord to the Funding Parties or the Agent, or any of them, under the Master Agreement, the Lease, the Guaranty Agreement, the Swap Documents and the other Operative Documents, including, without limitation, all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for rent, principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Agent in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), including without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to Concord, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (as such term is defined in the Master Agreement, but excluding Taxes imposed on overall net income of the Guaranteed Party to the same extent as excluded pursuant to the Master Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). The Guarantors acknowledge and agree that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against Concord, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

          SECTION 2. Guaranty Absolute. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Operative Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

     (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Master Agreement, the other Operative Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any hereof;

     (b) any lack of validity or enforceability of the Master Agreement, the other Operative Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

     (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

     (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Concord;

     (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or Concord, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

     (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

     (g) any application of sums paid by Concord or any other Person with respect to the liabilities of Concord to the Guaranteed Parties, regardless of what liabilities of Concord remain unpaid;

     (h) any act or failure to act by any Guaranteed Party which may adversely affect a Guarantor's subrogation rights, if any, against Concord to recover payments made under this Guaranty; and

     (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor other than payment or performance of the Guaranteed Obligations.

If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including Concord or a trustee in bankruptcy for Concord), then and in such event the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Master Agreement, the other Operative Documents, or any other instrument evidencing any liability of Concord, and the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

          SECTION 3. Waiver. The Guarantors hereby waive notice of acceptance of this Guaranty, notice of any liability to which it may apply, and further waive presentment, demand or payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, Concord or any other party liable with respect to the Guaranteed Obligations (including the Guarantors or any other Person executing a guaranty of the obligations of Concord).

          SECTION 4. Waiver of Subrogation; Contribution. No Guarantor will exercise any rights against Concord which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise and each of the Guarantors hereby expressly waives any claim, right or remedy which the Guarantors may now have or hereafter acquire against Concord that arises hereunder and/or from the performance by the Guarantors hereunder, including, without limitation, any claim, right or remedy of any Guaranteed Party against Concord or any security which any Guaranteed Party now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise unless and until the Guaranteed Obligations have been indefeasibly paid in full.

          In the event that any Guarantor (the "Funding Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (each, a "Contributing Guarantor") hereby agrees to contribute to the Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such payment or payments made, or losses suffered, by such Funding Guarantor determined by reference to the ratio of (a) the dollar amount of the percentage of each such Contributing Guarantor's Net Assets (without giving effect to any right to receive any contribution or subrogation or obligation to make any contribution hereunder), to (b) the sum of the Net Assets of all Guarantors (including the Funding Guarantor) hereunder (without giving effect to any right to receive contribution or subrogation hereunder or any obligation to make any contribution hereunder); provided, that the Contributing Guarantor shall not be obligated to make any such payment to the Funding Guarantor if the Contributing Guarantor is not solvent at the time of such contribution or if the Contributing Guarantor would be rendered not solvent as a result thereof. Nothing in this Section shall affect each Guarantor's several liability for the entire amount of the Guaranteed Obligations, subject only to the limitations set forth in Section 14. For the purposes of this
Section 4, (x) the "Net Assets" of any Guarantor shall mean the highest amount, as of any Determination Date, by which (A) the aggregate present fair saleable value of the assets of such Guarantor exceeds (B) the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder), and (y) "Determination Date" shall mean each of (1) each Closing Date, (2) the date of commencement of a case under the Bankruptcy Code in which a Guarantor is a debtor, and (3) the date enforcement hereunder is sought with respect to such Guarantor. Each Funding Guarantor covenants and agrees that its right to receive any contribution from any Contributing Guarantor hereunder shall be subordinated and junior in right of payment in full of all of the Guaranteed Obligations.

          SECTION 5. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by a Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Agent.

          SECTION 7. Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Master Agreement (i) in the case of the Agent, at the address specified for the Agent in the Master Agreement, and (ii) in the case of the Guarantors, at the respective addresses specified for such Guarantors in this Guaranty.

          SECTION 8. No Waiver; Remedies. No failure on the part of the Agent or other Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Agent or other Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9. Waiver of Right of Setoff. By acceptance of this Guaranty, each Guaranteed Party hereby waives, with respect to the Guaranteed Obligations, any contractual or common law right of setoff against any deposits of any Guarantor now or hereafter held by and other indebtedness or property then or thereafter owing by such Guaranteed Party to any Guarantor.

          SECTION 10. Continuing Guaranty; Transfer Of Obligations. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of the Commitments, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Agent, its successors, transferees and assigns, for the benefit of the Guaranteed Parties, provided that no transfer shall be effective unless such transfer is made pursuant to the terms of the Master Agreement.

          SECTION 11. Governing Law; Appointment Of Agent For Service Of Process; Submission To Jurisdiction; Waiver of Jury Trial.

     (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND,

BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT AND OTHER GUARANTEED PARTIES WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE GUARANTEED PARTIES TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

     (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

          SECTION 12. Automatic Acceleration in Certain Events. Upon the occurrence of an Event of Default specified in paragraph (f) of Article XII of the Lease, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by Concord has then been accelerated. In addition, if any event of the types described in paragraph (f) of Article XII of the Lease should occur with respect to any Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by such Guarantor, without notice or other action on the part of the Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by Concord has then been accelerated.

          SECTION 13. Savings Clause. (a) It is the intent of each Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

               (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of
     Section 544 of the Bankruptcy Code; or

               (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the
                                        6

     Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any statute fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

               (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under state law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

     (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 13(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this
Section 13 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

          SECTION 14. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of Concord's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 15. Survival of Agreement. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Master Agreement, the Fundings and the execution and delivery of the Lease and the other Operative Documents.

          SECTION 16. Counterparts. This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          SECTION 17. Additional Guarantors. Upon execution and delivery by any Subsidiary of Concord of an instrument in the form of Annex 1, such Subsidiary of Concord shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

          IN WITNESS WHEREOF, each Guarantor and the Agent have caused this Guaranty to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                         CONCORD CORPORATE SERVICES, INC.,
                                         as a Guarantor


                                         By:          /s/  E.T. HASLAM
                                            -----------------------------------
                                                      Edward T. Haslam
                                                  Chief Financial Officer


                                      S-1                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         STAR SYSTEMS, LLC, as a Guarantor

                                         By: Concord EFS, Inc., its sole  member


                                         By:       /s/  RONALD V. CONGEMI
                                            -----------------------------------
                                                     Ronald V. Congemi
                                                         President


                                      S-2                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         CONCORD PAYMENT SERVICES, INC.,
                                         as a Guarantor


                                         By:          /s/  E.T. HASLAM
                                            -----------------------------------
                                                      Edward T. Haslam
                                                  Chief Financial Officer


                                      S-3                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         EPSF CORPORATION, as a Guarantor


                                         By:          /s/  E.T. HASLAM
                                            -----------------------------------
                                                      Edward T. Haslam
                                                  Chief Financial Officer


                                      S-4                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                          STAR PROCESSING, INC., as a Guarantor


                                          By:         /s/  E.T. HASLAM
                                             ----------------------------------
                                                      Edward T. Haslam
                                                  Chief Financial Officer


                                      S-5                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         MAS INCO CORPORATION, as a Guarantor


                                         By:         /s/  E.T. HASLAM
                                            -----------------------------------
                                                     Edward T. Haslam
                                                 Chief Financial Officer


                                      S-6                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         STAR SYSTEMS, INC., as a Guarantor


                                         By:      /s/  RONALD V. CONGEMI
                                            -----------------------------------
                                                     Ronald V. Congemi
                                                        President


                                      S-7                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         STAR NETWORKS, INC., as a Guarantor


                                         By:      /s/  RONALD V. CONGEMI
                                            -----------------------------------
                                                     Ronald V. Congemi
                                                         President


                                      S-8                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         STAR SYSTEMS ASSETS, INC.,
                                         as a Guarantor


                                         By:      /s/  RONALD V. CONGEMI
                                            -----------------------------------
                                                     Ronald V. Congemi
                                                        President


                                      S-9                   AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                         ACCEPTED:

                                         SUNTRUST BANK, as Agent


                                         By:       /s/  BRYAN W. FORD
                                            -----------------------------------
                                                      Bryan W. Ford
                                                        Director


                                      S-10                  AMENDED AND RESTATED
                                                   SUBSIDIARY GUARANTY AGREEMENT

                                                                         Annex 1

                                   SUPPLEMENT
                        TO SUBSIDIARY GUARANTY AGREEMENT

          THIS SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement to Guaranty Agreement"), dated as of _____________, 20__, made by __________________________, a _____________ corporation (the "Additional
Guarantor"), in favor of (i) SUNTRUST BANK, a Georgia banking corporation (the "Agent"), in its capacity as agent for the financial institutions parties to the Master Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (the "Lenders") (ii) the Lenders and (iii) SUNTRUST EQUITY FUNDING, LLC (the "Lessor"; the Lenders, the Agent and the Lessor, being collectively referred to herein as the "Guaranteed Parties").

                                   WITNESSETH:
                                   ----------

          WHEREAS, certain Subsidiaries (the "Subsidiary Guarantors") of Concord have executed and delivered that certain Amended and Restated Subsidiary Guaranty Agreement dated as of June 26, 2003 (as heretofore or hereafter amended, the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have agreed to guarantee all of the obligations of Concord under the Master Agreement and the other Operative Documents (as defined in the Master Agreement);

          WHEREAS, Concord, the Subsidiary Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; Concord provides certain centralized financial, accounting and management services to the Additional Guarantor; and the making of the loans will enhance the overall financial strength and stability of the Concord's corporate group, including the Additional Guarantor;

          WHEREAS, it is a condition subsequent to the Funding Parties' obligation to Concord under the Master Agreement that the Additional Guarantor execute and deliver to the Agent this Supplement to Guaranty Agreement, and the Additional Guarantor desires to execute and deliver this Supplement to Guaranty Agreement to satisfy such condition subsequent;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Funding Parties to enter into and perform their obligations under the Master Agreement, the Additional Guarantor hereby agrees as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein which are used in the Subsidiary Guaranty are used herein with the meanings specified for such terms in the Master Agreement.

2. Additional Guarantor. The Additional Guarantor agrees that it shall be and become a Guarantor for all purposes of the Subsidiary Guaranty and the Master Agreement and shall be fully liable thereunder to the Agent and other Guaranteed Parties to the same extent and with the same effect as through the Additional Guarantor had been one of the Guarantors originally executing and delivering the Subsidiary Guaranty and the Master Agreement. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantors under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual payment when due, whether at stated maturity by acceleration or otherwise, of the Obligations (as defined in the Master Agreement, and including all renewals, extensions, modifications and refinancings thereof, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses) incurred by the Agent and other Guaranteed Parties in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 13 thereof. All references in the Subsidiary Guaranty to "Guarantors" or any "Guarantor" shall be deemed to include and to refer to the Additional Guarantor.

3. Governing Law; Appointment of Agent for Service of Process; Submission to Jurisdiction; Waiver of Jury Trial.

          (a) THIS SUPPLEMENT TO GUARANTY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          (b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT
TO GUARANTY AGREEMENT RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT TO GUARANTY AGREEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT OR OTHER GUARANTEED PARTIES WITH RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY GUARANTEED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

          IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to Guaranty to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.

Address for Notices:                     ADDITIONAL GUARANTOR:
-------------------                      --------------------


                                         --------------------------------------


                                         By:
                                            -----------------------------------
                                            Title:
                                                  -----------------------------

                                         Attest:
                                                -------------------------------
                                             Title:
                                                -------------------------------
                                                               [CORPORATE SEAL]

                                         ACCEPTED:
                                         --------

                                         SUNTRUST BANK, as Agent


                                         By:
                                             ----------------------------------
                                            Title:
                                                  -----------------------------


                                        3